UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K

________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2017

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-9936	EDISON INTERNATIONAL	California	95-4137452
1-2313	SOUTHERN CALIFORNIA EDISON COMPANY	California	95-1240335

2244 Walnut Grove Avenue (P.O. Box 976) Rosemead, California 91770 (Address of principal executive offices)	2244 Walnut Grove Avenue (P.O. Box 800) Rosemead, California 91770 (Address of principal executive offices)
(626) 302-2222 (Registrant's telephone number, including area code)	(626) 302-1212 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.
At Edison International's ("EIX") and Southern California Edison Company's ("SCE") Annual Meeting of Shareholders on April 27, 2017, five matters for EIX and four matters for SCE were submitted to a vote of the respective shareholders: the election of nine directors for EIX and ten directors for SCE; ratification of the appointment of the independent registered public accounting firm; an advisory vote on executive compensation; an advisory vote on the frequency of say-on-pay votes and a shareholder proposal regarding shareholder proxy access reform (EIX only).
Shareholders elected nine EIX nominees and ten SCE nominees to the respective Boards of Directors. Each of the nine EIX Director-nominees and ten SCE Director-nominees received the affirmative vote of at least a majority of the votes cast and the affirmative vote of at least a majority of the votes required to constitute a quorum. The final vote results were as follows:

	For		Against		Abstentions		Broker Non-Votes
Name	EIX	SCE	EIX	SCE	EIX	SCE	EIX	SCE
Vanessa C.L. Chang	254,629,751	441,327,592	4,469,166	415,632	982,644	386,292	26,488,859	16,764,918
Louis Hernandez, Jr.	251,675,086	441,346,114	7,546,738	384,126	859,737	399,276	26,488,859	16,764,918
James T. Morris	255,042,715	441,305,236	4,184,801	426,138	854,045	398,142	26,488,859	16,764,918
Kevin M. Payne (SCE only)	N/A	441,438,502	N/A	292,800	N/A	398,214	N/A	16,764,918
Pedro J. Pizarro	256,609,548	441,452,404	2,665,896	280,332	806,117	396,780	26,488,859	16,764,918
Linda G. Stuntz	232,413,138	440,387,650	26,637,835	1,339,758	1,030,588	402,108	26,488,859	16,764,918
William P. Sullivan	257,488,694	441,434,134	1,687,119	298,974	905,748	396,408	26,488,859	16,764,918
Ellen O. Tauscher	257,372,513	441,340,654	1,887,500	384,912	821,548	403,950	26,488,859	16,764,918
Peter J. Taylor	257,544,568	441,342,376	1,640,684	368,634	896,309	418,506	26,488,859	16,764,918
Brett White	251,718,284	440,832,346	7,500,748	888,264	862,529	408,906	26,488,859	16,764,918

Shareholders of each of EIX and SCE voted on proposals to ratify the appointment of the independent registered public accounting firm, PricewaterhouseCoopers LLP, each of which received the affirmative vote of at least a majority of the votes cast and the affirmative vote of at least a majority of the votes required to constitute a quorum, was adopted. The final vote results were as follows:

Company	For	Against	Abstentions	Broker Non-Votes
EIX	282,519,328	3,461,814	589,278	0
SCE	456,521,050	1,443,672	929,712	0

The advisory vote on each of the EIX's and SCE's executive compensation received the affirmative vote of at least a majority of the votes cast and the affirmative vote of at least a majority of the votes required to constitute a quorum, and was therefore adopted. The final vote results were as follows:

Company	For	Against	Abstentions	Broker Non-Votes
EIX	242,466,978	16,442,499	1,171,634	26,489,309
SCE	440,588,110	928,320	613,086	16,764,918

Regarding the advisory vote on the frequency of each EIX's and SCE's future Say-on-Pay votes, the one year frequency received the affirmative vote of at least a majority of the votes cast and the affirmative vote of at least a majority of the votes required to constitute a quorum, and was therefore adopted. As a result, EIX and SCE will include the advisory vote on Say-on-Pay in its proxy materials for shareholder meetings every year where Directors will be elected and executive compensation information is required until the next advisory vote on the frequency of Say-on-Pay votes is held. The final vote results were as follows:

Company	1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
EIX	231,449,348	776,780	26,307,844	1,547,139	26,489,309
SCE	441,058,516	232,872	300,444	537,684	16,764,918

The shareholder proposal regarding shareholder proxy access reform (EIX only) did not receive the affirmative vote of a majority of the votes cast and was not adopted. The proposal received the following number of votes:

Company	For	Against	Abstentions	Broker Non-Votes
EIX	88,154,406	169,499,616	2,427,089	26,489,309

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDISON INTERNATIONAL
(Registrant)

/s/ Aaron D. Moss
Aaron D. Moss
Vice President and Controller

Date: April 28, 2017

SOUTHERN CALIFORNIA EDISON COMPANY
(Registrant)

/s/ Connie J. Erickson
Connie J. Erickson
Vice President and Controller

Date: April 28, 2017